UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
March 3, 2006
Date of Report (Date of earliest event reported)
Greenfield Online, Inc.
(Exact name of Company as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50698 (Commission File Number)	06-1440369 (I.R.S. Employer Identification No.)
21 River Road
Wilton, CT 06897
(Address of Principal Executive Offices and Zip Code)
(203) 834-8585
(Company’s telephone number, including area code)
N/A
(Former Name or Former Address, if changed since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
     On March 3, 2006, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Greenfield Online, Inc (“Greenfield” or the “Company”) took the following actions:
•	The Committee approved the terms of the 2006 Executive Compensation and Bonus Plan (the “Bonus Plan”). All of our executive officers who are on the payroll during 2006 and, unless otherwise agreed in an employment agreement, who remain on the payroll until the date the bonus is payable, are eligible to participate in the Bonus Plan. Under the Bonus Plan, bonus payments are calculated using bonus target percentages (expressed as a percentage of base salary) and are adjusted based on a combination of corporate, business unit and individual performance relative to defined personal goals. Corporate and business unit performance are determined by reference to a combination of measures, which may include revenue, adjusted EBITDA (a non-GAAP financial measure as defined from time to time by the Committee), and cash from operations. Corporate and business unit performance targets for each of these measures and corresponding levels of bonus eligibility have been established by the Committee. Individual personal goals and performance is determined via an evaluation by our chief executive officer (“CEO”) and approved by the Committee. The Bonus Plan is not a contract of employment and may be changed by the Board or the Committee at any time.

If any corporate or business unit performance measure falls below a Bonus Plan level, then the entire bonus is paid at the lowest level for which all relevant measures are met or exceeded. If any performance measure falls below the lowest Bonus Plan level, no bonuses are due; however, the Committee and the CEO can jointly determine to award a discretionary bonus within a defined pool.

At the end of each quarter, the Committee will meet to determine the quarterly portion, if any, of the executive Bonus earned by and payable to the executives. All remaining amounts under the Bonus Plan, if any, shall be paid once the Company receives its audited 2006 financial results. Quarterly bonuses will be payable only to the extent that the Company or business unit (as applicable to the executive) has reached its quarterly goals. If all financial metrics have met or exceeded the minimum Bonus Plan Level, then the executive will be entitled to receive 12.5% of his annual bonus amount calculated at the lowest Bonus Plan Level.

•	The Committee approved the annual base salaries for certain of our executive officers. Effective as of January 1, 2006, these executive officers will receive annual base salaries and have the potential to earn the maximum bonus described below:

			2006 Maximum Bonus
Executive	2005 Base Salary	2006 Base Salary	(as a percentage of salary)
Albert Angrisani
President and CEO	N/A	$350,000	Not Yet Determined *
Robert E. Bies
Executive Vice President and Chief
Financial Officer	$260,000	$260,000	80%
Jonathan A. Flatow
Vice President Corporate
Development and General Counsel	$233,000	$233,000	80%
Gunnar Piening
Senior Vice President European
and Asian Sales and Operations	€155,704	€193,599	80%
Hugh O. Davis
Senior Vice President of Business
Optimization	$208,000	$208,000	80%
Andrew Ellis
Senior Vice President North
American Operations	$208,000	$208,000	80%
Nicolas Metzke
Senior Vice President Survey
Completion	€116,778	€172,827	80%

			2006 Maximum Bonus
Executive	2005 Base Salary	2006 Base Salary	(as a percentage of salary)
Keith Price
Senior Vice President North
American Sales	$208,000	$208,000	80%
David St. Pierre
CTO	$185,000	$208,000	80%
Maximilian Cartellieri
Executive Vice President of
Corporate Development**	€155,704	€54,009	80%
Maximilian Cartellieri
Executive Vice President of
Corporate
Development***	€155,704	€64,810	80%
Marcus Frederick Paul
Executive Vice President of Online
Communities****	€155,704	€54,009	80%

*	The Committee has not yet established Mr. Angrisani’s maximum bonus potential.

**	For services rendered in Q1-2006, based on an annual salary of €216,036.

***	Based on 2 days per work week effective April 1, 2006.

****	Based on rendering services in Q1-2006 only. Starting on April 1, 2006 Mr. Paul will no longer be an employee of the Company.
•	The Committee approved the form of Stock Option Grant Notice used in connection with the long-term incentive awards shown in the table below, which were granted on February 27, 2006. The form of Stock Option Grant Notice is filed as Exhibit 10.59 to this Current Report on Form 8-K. These long-term incentives were granted in the form of non-qualified stock options with 7 year terms vesting over 4 years with 25% vesting on the anniversary of the date of grant and 12.5% vesting each 6 months thereafter. These options were granted pursuant to the Company’s Amended 2004 Equity Incentive Plan. These options were granted on February 27, 2006, with exercise prices equal to $7.04, the closing sale price of the Company’s common stock on that day. These options also contained certain provisions regarding acceleration of vesting upon a change of control.

The foregoing summary of certain material terms of the Stock Option Grant Notice is not intended to be complete, and is qualified in its entirety by reference to the form filed as Exhibit 10.59 hereto.

Executive	Options Granted
Robert E. Bies
Executive Vice President and Chief Financial Officer	80,000
Jonathan A. Flatow
Vice President Corporate Development and General Counsel	80,000
Gunnar Piening
Senior Vice President European and Asian Sales and
Operations	80,000
Hugh O. Davis
Senior Vice President of Business Optimization	80,000
Andrew Ellis
Senior Vice President North American Operations	80,000
Nicolas Metzke
Senior Vice President Survey Completion	80,000

Executive	Options Granted
Keith Price
Senior Vice President North American Sales	80,000
David St. Pierre
CTO	50,000
Item 1.01. Entry Into a Material Definitive Agreement.
     We are a party to that certain Employment Agreement with Maximilian Ulrich Cartellieri (the “Cartellieri Employment Agreement”), our Executive Vice President of Corporate Development, with an effective date of April 6, 2005. The Cartellieri Employment Agreement provides, among other things, that Mr. Cartellieri will devote his full working attention to our business. On March 3, 2006, we entered into an amendment to the Cartellieri Employment Agreement effective as of April 1, 2006, (the “Amendment”), which provides, among other things, that starting on April 1, 2006, Mr. Cartellieri will work for our subsidiary, Ciao GmbH, on a part time basis for 2 days per week overseeing its Comparison Shopping business.
     A copy of the Amendment is filed as Exhibit 10.60 to this Current Report on Form 8-K. The foregoing summary of certain material terms of the Cartellieri Employment Agreement and the Amendment is not intended to be complete, and is qualified in its entirety by reference to the Cartellieri Employment Agreement filed as Exhibit 10.51 to our Quarterly report on Form 10-Q filed on August 15, 2005 and by reference to the Amendment filed as Exhibit 10.60 hereto.
Item 1.02. Termination of a Material Definitive Agreement.
     We are a party to that certain Employment Agreement with Marcus Frederick Paul (the “Paul Employment Agreement”), our Executive Vice President of Online Communities, with an effective date of April 6, 2005. On March 3, 2006, Mr. Paul gave us notice that he was resigning his positions with us and our subsidiary companies to pursue other ventures, effective April 1, 2006. Our subsidiary Ciao GmbH has engaged Mr. Paul’s services as an independent consultant in connection with its Comparison Shopping business, starting April 1, 2006 and ending no sooner than December 31, 2006.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Exhibit Title

10.59	Form of Stock Option Grant Notice used in connection with the February 27, 2006 Stock Option grants.

10.60	Amendment No. 1 to Cartellieri Employment Agreement

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENFIELD ONLINE, INC.
By:	/s/ Robert E. Bies
Robert E. Bies
Executive Vice President and Chief Financial Officer

Dated: March 6, 2006

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